Computational Materials for

RASC Series 2005-KS9 Trust

RASC 2005-KS9 $500MM – Collateral Characteristics (Interest Only)

Summary Report

Principal Balance	$58,681,689
Number of Mortgage Loans	281

Average Current Principal Balance	$208,832

Weighted Average	Minimum	Maximum
Original Loan-to-Value Ratio	81.85%	35.00%	95.00%
Mortgage Rate	6.95%	5.85%	10.20%
Net Mortgage Rate	6.50%	5.30%	9.65%
Note Margin	5.43%	2.50%	8.50%
Maximum Mortgage Rate	13.30%	11.85%	16.20%
Minimum Mortgage Rate	6.46%	4.88%	10.20%
Next Rate Adj. (mos)	25	19	37
Remaining Term to Maturity (mos)	359	240	360
Credit Score	635	521	760

Lien Position	% of Loan Group	Loan Purpose	% of Loan Group
1st Lien	100.00%	Equity Refinance	50.90%
Purchase	47.72%
Occupancy	% of Loan Group	Rate/Term Refinance	1.38%
Primary Residence	98.07%
Non-Owner Occupied	0.16%	Property Type	% of Loan Group
Second/Vacation	1.78%	Single-family Detached	71.96%
Attached PUD	7.18%
Documentation	% of Loan Group	Detached Pud	12.98%
Full Documentation	70.35%	Condo under 5 Stories	4.26%
Reduced Documentation	29.65%	Mid Rise Condo	0.34%
2-4 Units	1.05%
Servicing	% of Loan Group	Townhouse / Rowhouse	2.23%
Homecomings	100.00%

Product Type	% of Loan Group
ARM	96.28%
Fixed	3.72%	Percent of Pool
with Prepayment Penalty	71.80%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

1

Computational Materials for

RASC Series 2005-KS9 Trust

Credit Score Distribution of the Interest Only Loans

Range of	Number of	Current Principal	% of Current Principal	Average Current Principal	Weighted Average Original
Credit Scores	Loans	Balance	Balance	Balance	LTV
520 to 539	2	$202,072	0.34	$101,036	80.37%
560 to 579	2	362,920	0.62	181,460	81.61
580 to 599	31	5,973,438	10.18	192,692	79.97
600 to 619	59	12,058,517	20.55	204,382	80.08
620 to 639	75	15,269,426	26.02	203,592	83.20
640 to 659	71	15,839,819	26.99	223,096	81.68
660 to 679	21	4,508,805	7.68	214,705	82.04
680 to 699	9	1,960,553	3.34	217,839	85.24
700 to 719	9	2,040,540	3.48	226,727	83.68
720 to 739	1	255,600	0.44	255,600	90.00
760 or greater	1	210,000	0.36	210,000	89.00
Total	281	$58,681,689	100.00	$208,832	81.85%

Original Mortgage Loan Principal Balances of the Interest Only Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Original Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Amount ($)	Loans	Balance	Balance	Balance	Score	LTV
100,000 or less	18	$1,559,492	2.66%	$86,638	613	79.89%
100,001 to 200,000	143	21,056,252	35.88	147,247	631	80.89
200,001 to 300,000	75	18,409,945	31.37	245,466	639	83.67
300,001 to 400,000	31	10,787,731	18.38	347,991	637	81.49
400,001 to 500,000	11	5,011,770	8.54	455,615	644	82.94
500,001 to 600,000	1	513,000	0.87	513,000	644	90.00
600,001 to 700,000	2	1,343,500	2.29	671,750	611	69.68
Total	281	$58,681,689	100.00%	$208,832	635	81.85%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

2

Computational Materials for

RASC Series 2005-KS9 Trust

Mortgage Rates of the Interest Only Loans

				Weighted	Weighted
		% of	Average	Average	Average
Original Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Rate (%)	Loans	Balance	Balance	Balance	Score	LTV
5.500 to 5.999	18	$4,507,222	7.68%	$250,401	634	83.22%
6.000 to 6.499	48	10,464,522	17.83	218,011	633	81.62
6.500 to 6.999	84	17,671,576	30.11	210,376	642	81.86
7.000 to 7.499	64	13,585,820	23.15	212,278	633	79.17
7.500 to 7.999	40	8,327,026	14.19	208,176	626	84.72
8.000 to 8.499	18	2,637,251	4.49	146,514	635	83.06
8.500 to 8.999	8	1,410,400	2.40	176,300	626	86.36
10.000 to 10.499	1	77,872	0.13	77,872	521	65.00
Total	281	$58,681,689	100.00%	$208,832	635	81.85%

Net Mortgage Rates of the Interest Only Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Net Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Rate (%)	Loans	Balance	Balance	Balance	Score	LTV
5.000 to 5.499	14	$3,289,312	5.61%	$234,951	635	82.87%
5.500 to 5.999	50	11,409,182	19.44	228,184	631	81.96
6.000 to 6.499	76	15,538,976	26.48	204,460	641	81.74
6.500 to 6.999	70	15,249,335	25.99	217,848	636	80.01
7.000 to 7.499	44	8,995,631	15.33	204,446	629	83.31
7.500 to 7.999	21	3,089,681	5.27	147,128	637	84.68
8.000 to 8.499	5	1,031,700	1.76	206,340	620	85.99
9.500 to 9.999	1	77,872	0.13	77,872	521	65.00
Total	281	$58,681,689	100.00%	$208,832	635	81.85%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

3

Computational Materials for

RASC Series 2005-KS9 Trust

Original Loan-to-Value Ratios of the Interest Only Loans

				Average	Weighted
		Current	% of Current	Current	Average
Original Loan-to-Value	Number of	Principal	Principal	Principal	Credit
Ratio (%)	Loans	Balance	Balance	Balance	Score
0.01 to 50.00	2	$350,731	0.60%	$175,365	681
50.01 to 55.00	1	700,000	1.19	700,000	612
60.01 to 65.00	2	269,872	0.46	134,936	563
65.01 to 70.00	4	1,344,000	2.29	336,000	612
70.01 to 75.00	9	2,213,500	3.77	245,944	617
75.01 to 80.00	177	33,097,355	56.40	186,991	633
80.01 to 85.00	20	5,010,740	8.54	250,537	639
85.01 to 90.00	60	14,442,441	24.61	240,707	643
90.01 to 95.00	6	1,253,050	2.14	208,842	626
Total	281	$58,681,689	100.00%	$208,832	635

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

4

Computational Materials for

RASC Series 2005-KS9 Trust

Geographical Distribution of Mortgaged Properties of the Interest Only Loans

		Current	% of Current	Avg. Current	Wtd. Avg.	Wtd. Avg.
	Number of	Principal	Principal	Principal	Credit	Original
State	Loans	Balance	Balance	Balance	Score	LTV
AL	5	$740,320	1.26%	$148,064	615	82.98%
AR	2	313,680	0.53	156,840	630	80.00
AZ	23	3,415,138	5.82	148,484	636	82.28
CA	31	9,794,929	16.69	315,965	637	81.43
CO	21	4,372,030	7.45	208,192	636	81.42
CT	5	1,057,730	1.80	211,546	643	84.31
DE	1	119,120	0.20	119,120	598	80.00
FL	21	4,011,210	6.84	191,010	633	83.28
GA	21	3,084,234	5.26	146,868	615	82.01
ID	2	236,500	0.40	118,250	636	82.94
IL	11	2,088,070	3.56	189,825	629	79.04
IN	1	220,500	0.38	220,500	608	90.00
KS	1	294,400	0.50	294,400	655	80.00
KY	1	131,100	0.22	131,100	583	95.00
LA	1	269,600	0.46	269,600	646	80.00
MA	5	1,311,160	2.23	262,232	632	81.14
MD	6	1,753,500	2.99	292,250	647	79.63
MI	14	2,125,170	3.62	151,798	622	82.67
MN	14	2,911,474	4.96	207,962	636	84.58
MO	5	745,200	1.27	149,040	652	88.19
NC	5	1,348,283	2.30	269,657	628	82.13
ND	1	126,000	0.21	126,000	677	89.00
NH	1	207,000	0.35	207,000	602	90.00
NJ	4	1,050,400	1.79	262,600	620	82.40
NV	10	2,546,110	4.34	254,611	628	79.43
NY	1	315,000	0.54	315,000	718	90.00
OH	13	1,962,858	3.34	150,989	625	83.44
OK	1	175,500	0.30	175,500	685	90.00
OR	2	322,872	0.55	161,436	650	80.56
PA	6	1,135,900	1.94	189,317	633	80.58
SC	2	1,071,900	1.83	535,950	610	61.06
TN	10	1,041,020	1.77	104,102	627	80.61
TX	4	721,861	1.23	180,465	645	80.00
UT	1	217,600	0.37	217,600	625	80.00
VA	19	5,377,535	9.16	283,028	654	83.20
WA	9	1,833,034	3.12	203,670	638	83.80
WI	1	233,750	0.40	233,750	640	85.00
Total	281	$58,681,689	100.00%	$208,832	635	81.85%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

5

Computational Materials for

RASC Series 2005-KS9 Trust

Mortgage Loan Purpose of the Interest Only Loans

Average	Weighted	Weighted
Current	% of Current	Current	Average	Average
Loan	Number of	Principal	Principal	Principal	Credit	Original
Purpose	Loans	Balance	Balance	Balance	Score	LTV
Equity Refinance	133	$29,867,512	50.90%	$224,568	631	82.92%
Purchase	143	28,004,927	47.72	195,839	637	80.60
Rate/Term Refinance	5	809,250	1.38	161,850	672	85.08
Total	281	$58,681,689	100.00%	$208,832	635	81.85%

Occupancy Type of the Interest Only Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Occupancy	Number of	Principal	Principal	Principal	Credit	Original
Type	Loans	Balance	Balance	Balance	Score	LTV
Primary Residence	278	$57,546,239	98.07%	$207,001	635	82.17%
Non Owner-occupied	1	91,200	0.16	91,200	608	80.00
Second/Vacation	2	1,044,250	1.78	522,125	623	63.86
Total	281	$58,681,689	100.00%	$208,832	635	81.85%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

6

Computational Materials for

RASC Series 2005-KS9 Trust

Mortgaged Property Types of the Interest Only Loans

			Average	Weighted	Weighted
	Current	% of Current	Current	Average	Average
Property	Number of	Principal	Principal	Principal	Credit	Original
Type	Loans	Balance	Balance	Balance	Score	LTV
Single Family (detached)	209	$42,226,296	71.96%	$202,040	636	82.63%
Detached PUD	32	7,619,749	12.98	238,117	626	80.28
Attached PUD	17	4,211,054	7.18	247,709	630	78.19
Condo under 5 stories	13	2,500,259	4.26	192,328	646	81.95
Townhouse/rowhouse	6	1,307,400	2.23	217,900	629	83.67
2 - 4 Units	3	616,931	1.05	205,644	628	69.02
Mid Rise Condo	1	200,000	0.34	200,000	652	80.00
Total	281	$58,681,689	100.00%	$208,832	635	81.85%

Mortgage Loan Documentation Types of the Interest Only Loans

					Weighted	Weighted
		Current		Average	Average	Average
	Number of	Principal	% of Principal	Principal	Credit	Original
Documentation Type	Loans	Balance	Balance	Balance	Score	LTV
Full Documentation	203	$41,283,221	70.35%	$203,366	627	82.10%
Reduced Documentation	78	17,398,468	29.65	223,057	652	81.24
Total:	281	$58,681,689	100.00%	$208,832	635	81.85%

Prepayment Penalty Terms of the Interest Only Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Prepayment	Number of	Principal	Principal	Principal	Credit	Original
Penalty Term	Loans	Balance	Balance	Balance	Score	LTV
None	67	$16,545,790	28.20%	$246,952	637	82.27%
12	20	4,618,380	7.87	230,919	631	81.09
24	137	26,196,669	44.64	191,217	631	81.26
36	57	11,320,850	19.29	198,611	641	82.89
Total:	281	$58,681,689	100.00%	$208,832	635	81.85%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

7

Computational Materials for

RASC Series 2005-KS9 Trust

Credit Grade of the Interest Only Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
	Number of	Principal	Principal	Principal	Credit	Original
Credit Grade	Loans	Balance	Balance	Balance	Score	LTV
A4	227	$47,698,984	81.28%	$210,128	640	82.37%
AM	18	3,350,888	5.71	186,160	594	77.96
AX	33	6,728,444	11.47	203,892	618	83.49
B	2	825,500	1.41	412,750	614	55.41
CM	1	77,872	0.13	77,872	521	65.00
Total	281	$58,681,689	100.00%	$208,832	635	81.85%

Interest Only Term of the Interest Only Loans

% of	Average	Weighted	Weighted
Current	Current	Current	Average	Average
Interest Only	Number of	Principal	Principal	Principal	Credit	Original
Term	Loans	Balance	Balance	Balance	Score	LTV
24	33	$6,057,367	10.32%	$183,557	635	82.52%
36	5	1,233,750	2.10	246,750	613	83.16
60	238	50,085,872	85.35	210,445	635	81.73
72	1	256,500	0.44	256,500	625	90.00
120	4	1,048,200	1.79	262,050	629	79.71
Total	281	$58,681,689	100.00%	$208,832	635	81.85%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

8

Computational Materials for

RASC Series 2005-KS9 Trust

Note Margin of the Interest Only Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
	Number of	Principal	Principal	Principal	Credit	Original
Note Margins (%)	Loans	Balance	Balance	Balance	Score	LTV
Fixed	11	$2,183,600	3.72%	$198,509	667	80.70%
2.500 to 2.999	1	160,000	0.27	160,000	603	80.00
3.000 to 3.499	6	1,672,090	2.85	278,682	636	81.91
3.500 to 3.999	19	4,389,240	7.48	231,013	627	84.53
4.000 to 4.499	23	4,839,340	8.25	210,406	641	82.59
4.500 to 4.999	15	3,974,416	6.77	264,961	633	82.40
5.000 to 5.499	45	10,369,153	17.67	230,426	639	80.71
5.500 to 5.999	75	14,830,285	25.27	197,737	637	82.08
6.000 to 6.499	49	10,188,451	17.36	207,928	628	79.77
6.500 to 6.999	21	3,738,671	6.37	178,032	622	84.07
7.000 to 7.499	10	1,253,470	2.14	125,347	631	83.66
7.500 to 7.999	4	862,600	1.47	215,650	629	85.72
8.000 to 8.499	1	77,872	0.13	77,872	521	65.00
8.500 to 8.999	1	142,500	0.24	142,500	612	95.00
Total:	281	$58,681,689	100.00%	$208,832	635	81.85%

Maximum Mortgage Rates of the Interest Only Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Maximum Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Rates (%)	Loans	Balance	Balance	Balance	Score	LTV
Fixed	11	$2,183,600	3.72%	$198,509	667	80.70%
11.000 to 11.999	7	1,544,612	2.63	220,659	650	83.23
12.000 to 12.999	85	18,846,110	32.12	221,719	636	82.27
13.000 to 13.999	130	27,356,125	46.62	210,432	632	81.53
14.000 to 14.999	41	7,512,149	12.80	183,223	631	81.57
15.000 to 15.999	6	1,161,220	1.98	193,537	636	85.51
16.000 to 16.999	1	77,872	0.13	77,872	521	65.00
Total:	281	$58,681,689	100.00%	$208,832	635	81.85%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

9

Computational Materials for

RASC Series 2005-KS9 Trust

Minimum Mortgage Rates of the Interest Only Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Minimum Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Rates (%)	Loans	Balance	Balance	Balance	Score	LTV
Fixed	11	$2,183,600	3.72%	$198,509	667	80.70%
4.000 to 4.999	5	1,283,006	2.19	256,601	657	80.00
5.000 to 5.999	69	15,467,300	26.36	224,164	634	81.09
6.000 to 6.999	127	26,280,630	44.79	206,934	635	82.44
7.000 to 7.999	53	10,941,811	18.65	206,449	629	81.59
8.000 to 8.999	15	2,447,470	4.17	163,165	626	83.91
10.000 to 10.999	1	77,872	0.13	77,872	521	65.00
Total:	281	$58,681,689	100.00%	$208,832	635	81.85%

Next Interest Rate Adjustment Date of the Interest Only Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Next Interest Rate	Number of	Principal	Principal	Principal	Credit	Original
Adjustment Date	Loans	Balance	Balance	Balance	Score	LTV
Fixed	11	$2,183,600	3.72%	$198,509	667	80.70%
March 2007	1	167,895	0.29	167,895	611	90.00
May 2007	1	252,000	0.43	252,000	627	90.00
June 2007	17	2,749,622	4.69	161,742	630	82.80
July 2007	106	22,738,119	38.75	214,511	634	80.28
August 2007	58	11,779,504	20.07	203,095	630	82.90
September 2007	45	9,495,134	16.18	211,003	637	83.31
May 2008	1	425,000	0.72	425,000	616	85.00
June 2008	2	476,000	0.81	238,000	654	80.00
July 2008	28	6,093,565	10.38	217,627	635	82.01
August 2008	5	1,125,000	1.92	225,000	641	83.30
September 2008	6	1,196,250	2.04	199,375	626	84.05
Total	281	$58,681,689	100.00%	$208,832	635	81.85%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

10

Computational Materials for

RASC Series 2005-KS9 Trust

Back End Debt to Income Ratio

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Back End	Number of	Principal	Principal	Principal	Credit	Original
Debt to Income Ratio	Loans	Balance	Balance	Balance	Score	LTV
Less than 20	4	$673,552	1.15%	$168,388	619	80.00%
21 - 25	12	3,254,300	5.55	271,192	630	84.00
26 - 30	13	2,884,634	4.92	221,895	642	84.76
31 - 35	25	5,332,407	9.09	213,296	642	81.83
36 - 40	53	11,204,555	19.09	211,407	629	79.92
41 - 45	106	20,583,299	35.08	194,182	640	81.52
46 - 50	57	12,435,771	21.19	218,171	628	82.74
51 - 55	11	2,313,170	3.94	210,288	632	83.17
Total:	281	$58,681,689	100.00%	$208,832	635	81.85%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

11